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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       ----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): June 27, 2012


                               NOBLE ROMAN'S, INC.
             (Exact name of Registrant as specified in its charter)


          Indiana                       0-11104                 35-1281154
(State or other jurisdiction          (Commission            (I.R.S. Employer
      of incorporation)               File Number)          Identification No.)

    One Virginia Avenue, Suite 300
         Indianapolis, Indiana                                    46204
(Address of principal executive offices)                        (Zip Code)

                                 (317) 634-3377
                (Company's telephone number, including area code)

                                 Not applicable
          (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07     Submission of Matters to a Vote of Security Holders.

     Noble Roman's, Inc. (the "Registrant") held its 2012 Annual Meeting of Shareholders on June 27, 2012 (the "Annual Meeting"). As of the record date for the Annual Meeting, May 2, 2012, 19,489,317 shares of the Registrant's Common Stock and 20,625 shares of the Registrant's Series B Preferred Stock were issued and outstanding and entitled to vote on the matters presented at said meeting. Holders of 16,358,020 shares of the Registrant's Common Stock and 8,500 shares of the Registrant's Series B Preferred Stock, or 84% of the outstanding votes entitled to be cast at the Annual Meeting, which constituted a quorum, were represented at the Annual Meeting in person or by proxy.

     At the Annual Meeting, the Registrant's shareholders elected two Class II director nominees with a term expiring in 2015 to the Board of Directors and ratified the appointment of the independent registered public accounting firm, Somerset CPAs, P.C., as the Registrant's independent auditor for the year ending December 31, 2012.

     The matters acted upon at the Annual Meeting, and the voting tabulation for each matter is as follows:

     1. Election of two Class II directors:

--------------------------------------------------------------------------------------------------------------------------
Class II Director Nominees                   Votes For        Votes Withheld        Abstentions          Broker Non-Votes
--------------------------------------------------------------------------------------------------------------------------
Paul W. Mobley                               6,541,773          1,727,675                0                   9,968,039
--------------------------------------------------------------------------------------------------------------------------
Jeffrey R. Gaither                           6,572,823          1,696,125                0                   9,968,039
--------------------------------------------------------------------------------------------------------------------------

     Mr. Paul W. Mobley and Mr. Jeffrey R. Gaither both received a majority of the votes of the shares voted and, therefore, was elected as a Class II Directors to serve until 2015.

     2. Ratification of Somerset CPAs, P.C. as the Registrant's independent registered public accounting firm for the year ending December 31, 2012:

--------------------------------------------------------------------------------------------------------------------------
           Votes For                     Votes Against                   Abstentions                  Broker Non-Votes
--------------------------------------------------------------------------------------------------------------------------
          14,898,294                       1,585,036                       25,800                            0
--------------------------------------------------------------------------------------------------------------------------

Somerset CPAs, P.C. received the affirmative vote of shareholders of the majority of the shares represented in person or by proxy and, therefore, their appointment as the Company's public accounting firm for the year ending December 31, 2012 was ratified.


                                      * * *

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 29, 2012

                                            NOBLE ROMAN'S, INC.



                                            By: /s/ Paul W. Mobley
                                                ------------------------------
                                                Paul W. Mobley
                                                Chief Executive Officer and
                                                Chief Financial Officer